Exhibit 32.2

CERTIFICATION

The undersigned officer of Red Mile Entertainment, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

he Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

Dated: August 14, 2006	/s/ Ben Zadik
Ben Zadik
Chief Financial Officer